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                                  EXHIBIT 99.1
                                  ------------



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is intended to accompany American Business Credit, Inc. 401(k) Plan (the "Plan") Annual Report on Form 11-K for the year ending December 31, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of my knowledge, I, Anthony J. Santilli, hereby certify in my capacity as the Chief Executive Officer of American Business Financial Services, Inc., that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.


                                                     Anthony J. Santilli
                                                     --------------------------
                                                     Anthony J. Santilli
                                                     Chief Executive Officer

Date: June 30, 2003